UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04739

Virtus Total Return Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	May 31, 2018

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Board of Directors (“the Board,” or the ”Directors”) of Virtus Total Return Fund Inc. (“the Fund”) adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a quarterly distribution rate of $0.361 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available through the closed-end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at: https://www.virtus.com/our-products/closed-end-fund-details/ZF.

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Inc. Shareholder:

Enclosed is the semiannual report for the Virtus Total Return Fund Inc. (ZF) for the six-month period ended May 31, 2018.

This report includes commentary from the fund’s co-portfolio managers, Duff & Phelps Investment Management and Newfleet Asset Management, on the performance of the markets and their respective equity and fixed income portions of the portfolio during the period, as well as Newfleet’s discussion on the performance of the options overlay strategy. Also included are the results of the annual meeting of shareholders held May 22, 2018.

For the six months ended May 31, 2018, the fund’s net asset value (NAV) decreased 10.98%, including $0.722 in reinvested distributions, and its market price decreased 9.19%. During the same period, the fund’s composite benchmark, consisting of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, declined 3.28%, including reinvested dividends. Performance of the composite’s underlying indices over this period included a loss of 4.81% for the FTSE Developed Core Infrastructure 50/50 Index (net) and a loss of 1.04% for the Bloomberg Barclays U.S. Aggregate Bond Index.

The fund’s underperformance relative to its benchmark was reflective of the dramatic shift in the financial markets early in 2018 and the impact of the fund’s options overlay strategy, which lost 6.64% (gross of expenses) for the six months ended May 31, 2018. As the Newfleet managers note in their commentary, the unstable market with multiple sharp moves early in 2018 proved unprofitable for a series of the fund’s options overlay trades. We continue to believe the options overlay strategy provides long-term benefits to the fund.

We thank all shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Trustee

Virtus Total Return Fund Inc.

July 2018

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

MAY 31, 2018

About The Fund

Virtus Total Return Fund Inc. (NYSE: ZF) (the “Fund”) currently targets to be invested in a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is capital appreciation, with current income as a secondary objective. There is no guarantee that the Fund will achieve its investment objectives.

The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2018, the Fund’s leverage consisted of $89.25 million of borrowings made pursuant to a line of credit, which represented about 26% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the performance of the Fund’s equity portfolio from December 1, 2017 through May 31, 2018.

How did the equity markets perform during the fiscal six-month period ended May 31, 2018?

For the six months ended May 31, 2018, developed world equity markets (as measured by the MSCI World Index (net)) moved higher, with the U.S. leading the way and continuing the rally from 2017. Economic indicators continued to point in a positive direction, with the U.S. also benefiting from strong earnings growth and income tax reform. Even as the stock market moved higher and many market indices reached all-time highs, political risks and rising interest rates threatened to end the rally. In Europe, the political changes in Spain and Italy increased investor uneasiness. In the U.S., ongoing uncertainty surrounding U.S. trade policy and the potential for trade wars roiled the markets. Meanwhile, rising interest rates in the U.S. had investors keenly watching for any signs of a slowdown.

Within the infrastructure universe, as measured by the FTSE Developed Core Infrastructure 50/50 Index, it was a tough six months. All four infrastructure sectors (utilities, transportation, energy and communications) posted losses. Transportation was the relative winner, falling just over 1%, with the North American railroads posting strong gains. The communications sector struggled during the period as the satellite companies continued to underperform. Energy stocks started the year with a favorable fundamental backdrop, as oil prices climbed and U.S. oil and gas production remained robust. This changed on March 15 as the Federal Energy Regulatory Commission (FERC) issued an unexpected negative tax ruling related to MLPs. While this ruling materially impacted only certain MLPs, it shook the faith of investors in the midstream energy sector. Utilities were the worst-performing sector as rising interest rates hurt the performance of these stocks due to their perceived status as bond market proxies.

What factors affected the performance of the Fund’s equity portfolio during the fiscal period?

In the first half of the fiscal year, the levered return on the equity portion of the Fund underperformed the broader world equity market (as measured by the MSCI World Index (net)).

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND

PERFORMANCE (Unaudited) (Continued)

MAY 31, 2018

The stock market took a “risk on” attitude, and higher interest rates dampened returns for interest rate-sensitive sectors, including essential services. The levered return on the equity portfolio was mostly in line with its benchmark (the FTSE Developed Core Infrastructure 50/50 Index (net)), with a decline of -4.97% (gross of fees) versus -4.81% for the benchmark. The positive effect from security selection was offset by the negative impact of leverage.

Security selection had a positive impact on the relative performance of the portfolio, only slightly offset by negative sector allocation. Energy was the top contributor to performance, primarily due to an overweight position in an out-of-benchmark holding. The transportation sector benefited from not owning a poorly performing diversified infrastructure fund company and from an overweight to the U.S. rails. Stock selection in the communications sector was also positive as the portfolio benefited from its holding in a European tower company. Utility stock selection detracted from performance, primarily due to an underweight in Asian utilities.

Drilling down to the security level, the largest contributor to relative performance in the six-month period came from Cheniere Energy as it continued to benefit from positive LNG pricing trends and strong demand. Macquarie Infrastructure Corp., a benchmark name not held in the portfolio, helped relative performance as it underperformed due to a dividend cut and reduced earnings guidance. The company is structured as a fund of diversified infrastructure investments, and we do not believe it is appropriate for our strategy.

The two largest detractors to relative performance in the portfolio came from Italian holdings as political uncertainty pressured the stocks. We continue to hold both Italian-based companies: ENEL, a utility company not in the benchmark, and Atlantia, a transportation stock.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion of the Fund’s portfolio, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. A separate team at Newfleet also manages the Fund’s options overlay strategy. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the respective portfolio management team at Newfleet and covers the Fund’s fixed income portfolio and options overlay strategy for the period ended May 31, 2018.

How did the fixed income markets perform during the fiscal six-month period ended May 31, 2018?

U.S. Treasuries outperformed most fixed income sectors during the six-month period ended May 31, 2018, as the market experienced numerous periods of volatility. Within spread sectors, longer duration asset classes underperformed.

The six-month period included multiple challenges, with bouts of elevated volatility during that time. Investors were forced to interpret the potential market implications of a looming trade war among major economic powers, the changing composition of the Federal Open Market Committee (FOMC), including a new Chair, and the ongoing evolution of the quantitative easing

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND

PERFORMANCE (Unaudited) (Continued)

MAY 31, 2018

(QE) programs initiated by key global central banks in the aftermath of the financial crisis. Continued geopolitical tensions and the political climate in Washington added to the uncertainty at times. During the six-month period, oil prices moved higher, U.S. economic data modestly improved, tax reform passed in the U.S., and interest rate volatility remained elevated.

In largely anticipated moves, the U.S. Federal Reserve (the Fed) raised its target rate by 0.25% on two separate occasions during the six-month period to a range of 1.50% to 1.75%.

During the reporting period, yields increased across the U.S. Treasury curve, more so for shorter maturity bonds, and the yield curve flattened.

What factors affected the performance of the Fund’s fixed income portfolio during the fiscal six months?

The outperformance of shorter duration fixed income sectors relative to the benchmark was the key positive driver of the fixed income portfolio’s performance for the reporting period. For the six-month fiscal period ended May 31, 2018, the Fund’s fixed income portfolio returned -1.11% (gross of fees), while the benchmark Bloomberg Barclays U.S. Aggregate Bond Index returned -1.04%.

Among fixed income sectors, the portfolio’s allocations to bank loans, corporate high yield, and residential mortgage-backed securities were positive contributors to performance during the period. Issue selection within the asset-backed security sector was also beneficial.

The portfolio’s exposures to agency mortgages, Yankee high quality, and emerging markets high yield detracted from performance during the period.

How did the options overlay strategy perform for the Fund during the fiscal six-month period?

The options overlay strategy seeks to exploit pricing inefficiencies in the index options market by selling put and call spreads to generate premium income.

The options overlay strategy has been successful in prior periods partly due to three key factors: the ability to adjust to changing market dynamics; the very short-term outlook, as option spreads are rolled every two-weeks; and the absence of frequent, sharp and significant moves in the S&P 500® Index. These factors allowed the strategy to incorporate new market conditions, and, as a result, to mitigate various market events that led to losses for other income-producing strategies. When the S&P 500® Index makes large and fast moves that are not priced into the implied volatility of the options market, the strategy can and will incur losses. This was the case in the first quarter of 2018, which produced a highly unstable market that experienced multiple sharp moves – both to the upside and the downside – during which the options overlay strategy made a series of unprofitable trades. In this challenging environment, the overlay strategy lost 6.64% (gross of expenses) for the six-month period ended May 31, 2018.

After a highly chaotic first quarter, April and May represented a return to relative normalcy, and all trades were profitable during those two months. We continue to believe that the options overlay strategy will provide long-term benefits to the Fund, as it has demonstrated with an annualized return of 1.53% (gross of expenses) since the strategy was implemented on March 1, 2014.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND

PERFORMANCE (Unaudited) (Continued)

MAY 31, 2018

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market value that is above or below the fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to the risk of loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

OUR PRIVACY COMMITMENT

Virtus Total Return Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

VIRTUS TOTAL RETURN FUND INC.

PORTFOLIO HOLDINGS SUMMARY WEIGHTING (Unaudited)

MAY 31, 2018

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at May 31, 2018.

Asset Allocation

Common Stocks		60%
Utilities	25%
Industrials	18
Energy	10
All other common stocks	7
Corporate Bonds and Notes		19
Energy	4
Financials	4
Consumer Discretionary	2
All other corporate bonds and notes	9
Leveraged Loans		5
Mortgage-Backed Securities		5
Foreign Government Securities		4
Asset-Backed Securities		2
Preferred Stocks		1
Other		4

Total		100%

Country Weightings

United States	64%
Canada	7
Australia	5
Spain	4
Italy	4
France	2
Netherlands	1
Other	13

Total	100%

VIRTUS TOTAL RETURN FUND INC.

KEY INVESTMENT TERMS (Unaudited)

MAY 31, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Composite Index for Virtus Total Return Fund Inc.

A composite index which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the composite prior to 3/1/2017 represents an allocation of 60% MSCI World Infrastructure Sector Capped Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Energy Regulatory Commission (“FERC”)

The Federal Energy Regulatory Commission (FERC) is the United States federal agency that regulates the transmission and wholesale sale of electricity and natural gas in interstate commerce and regulates the transportation of oil by pipeline in interstate commerce.

Federal Open Market Committee (“FOMC”)

The branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of the board of governors, which has seven members, and five reserve bank presidents.

Federal Reserve (the “Fed”)

The Central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.

FTSE Developed Core Infrastructure 50/50 Index (net)

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization- weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

VIRTUS TOTAL RETURN FUND INC.

KEY INVESTMENT TERMS (Unaudited) (Continued)

MAY 31, 2018

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization-weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication, infrastructure, and utilities sectors each represent one-third of the index weight, while energy, transportation, and social infrastructure have a combined weight of the remaining one-third of the index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Payment-in-Kind (“PIK”)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (“QE”)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.3%
U.S. Treasury Note 2.250%, 8/15/27(15)	$850		$808
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $804)			808
FOREIGN GOVERNMENT SECURITIES—6.1%
Argentine Republic 7.500%, 4/22/26	725		715
5.875%, 1/11/28	230		201
Series NY, 8.280%, 12/31/33	967		969
6.875%, 1/11/48	155		127
Bolivarian Republic of Venezuela
RegS, 8.250%, 10/13/24(4)(7)	610		178
RegS, 7.650%, 4/21/25(4)(7)	830		239
9.375%, 1/13/34(7)	225		69
Dominican Republic 144A, 6.875%, 1/29/26(3)	165		175
Federal Republic of Nigeria 12.500%, 1/22/26	120,000	NGN	319
144A, 6.500%, 11/28/27(3)	310		306
Federative Republic of Brazil 12.500%, 1/5/22	2,595	BRL	796
Notas do Tesouro Nacional Serie F, 10.000%, 1/1/25	730	BRL	195
5.625%, 1/7/41	490		436
Kingdom of Bahrain 144A, 7.000%, 10/12/28(3)	580		515
Kingdom of Jordan 144A, 5.750%, 1/31/27(3)	265		252
Kingdom of Morocco 144A, 5.500%, 12/11/42(3)(15)	600		621
Provincia de Buenos Aires 144A, 9.125%, 3/16/24(3)	375		382
144A, 7.875%, 6/15/27(3)	275		262
Republic of Chile 5.500%, 8/5/20	240,500	CLP	397
Republic of Colombia 4.375%, 3/21/23	1,106,000	COP	364
9.850%, 6/28/27	1,050,000	COP	457

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Costa Rica 144A, 7.000%, 4/4/44(3)	$440		$418
Republic of Ecuador 144A, 8.875%, 10/23/27(3)	200		187
Republic of Ghana 144A, 10.750%, 10/14/30(3)	255		320
Republic of Indonesia FR70 8.375%, 3/15/24	7,065,000	IDR	539
Republic of South Africa
Series 2023, 7.750%, 2/28/23	4,500	ZAR	351
4.875%, 4/14/26	200		195
4.300%, 10/12/28	610		557
Republic of Turkey 6.250%, 9/26/22	425		431
4.875%, 10/9/26	615		552
4.875%, 4/16/43	435		329
Russian Federation Series 6216 6.700%, 5/15/19	29,440	RUB	472
Sultanate of Oman 144A, 5.375%, 3/8/27(3)(15)	625		604
144A, 5.625%, 1/17/28(3)(15)	435		422
Ukraine 144A, 7.750%, 9/1/23(3)	195		197
144A, 7.750%, 9/1/26(3)	835		820
United Mexican States
Series M, 6.500%, 6/9/22	5,044	MXN	242
4.150%, 3/28/27	265		260
4.750%, 3/8/44	12		11
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $16,417)			14,882
MORTGAGE-BACKED SECURITIES—6.8%
Agency—0.4%
Federal National Mortgage Association
Pool #MA3088, 4.000%, 8/1/47	502		513
Pool #MA3121, 4.000%, 9/1/47	550		562

			1,075

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency—6.4%
American Homes 4 Rent Trust 2014-SFR2, C 144A, 4.705%, 10/17/36(3)	$390	$406
2015-SFR2, C 144A, 4.691%, 10/17/45(3)	340	355
2015-SFR1, A 144A, 3.467%, 4/17/52(3)	170	169
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4, (5.850% minus 1 month LIBOR) 4.444%, 6/25/33(2)	115	115
AMSR Trust 2016-SFR1, C 144A, (1 month LIBOR + 2.250%) 4.189%, 11/17/33(2)(3)	245	246
2016-SFR1, D 144A, (1 month LIBOR + 2.400%) 4.339%, 11/17/33(2)(3)	385	387
Aventura Mall Trust 2013-AVM, C 144A, 3.743%, 12/5/32(2)(3)	215	218
Banc of America Funding Trust 2004-D, 5A1, 3.655%, 1/25/35(2)	86	80
2005-1, 1A1, 5.500%, 2/25/35	10	10
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 2004-22CB, 1A1 6.000%, 10/25/34	102	105
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A, 4.250%, 4/28/55(3)	400	412
2017-SPL5, B1 144A, 4.000%, 6/28/57(2)(3)	310	317
2017-SPL1, B1 144A, 4.250%, 10/28/64(2)(3)	163	167

	PAR VALUE	VALUE
Non-Agency (continued)
Bayview Opportunity Master Fund IVb Trust 2017-SPL3, B1 144A, 4.250%, 11/28/53(2)(3)	$150	$155
Caesars Palace Las Vegas Trust 2017-VICI, C 144A, 4.138%, 10/15/34(3)	245	248
Citigroup Commercial Mortgage Trust 2016-SMPL, A 144A, 2.228%, 9/10/31(3)	440	427
Citigroup Mortgage Loan Trust, Inc. 2015-A, A1 144A, 3.500%, 6/25/58(2)(3)	86	86
Cold Storage Trust 2017-ICE3, A 144A, (1 month LIBOR + 1.000%) 2.919%, 4/15/36(2)(3)	665	667
Colony Starwood Homes Trust 2016-2A, C 144A, (1 month LIBOR + 2.150%) 4.069%, 12/17/33(2)(3)	505	505
COLT Mortgage Loan Trust Funding LLC 2017-1, A3 144A, 3.074%, 5/27/47(2)(3)	54	54
Credit Suisse Commercial Mortgage-Backed Trust 2006-8, 3A1 6.000%, 10/25/21	39	36
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 3.777%, 1/25/34(2)	118	121
Deephaven Residential Mortgage Trust 2017-1A, A2 144A, 2.928%, 12/26/46(2)(3)	49	49
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A, 3.382%, 12/15/34(2)(3)	140	140
Galton Funding Mortgage Trust 2017-1, A21 144A, 3.500%, 7/25/56(2)(3)	191	191

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
2018-1, A23 144A, 3.500%, 11/25/57(2)(3)	$245	$242
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(2)	35	35
Home Equity Loan Trust 2007-HSA3, AI4 6.110%, 6/25/37(2)	150	150
Home Equity Mortgage Trust 2005-2, M7, (1 month LIBOR + 1.680%) 3.640%, 7/25/35(2)	115	115
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 4.105%, 6/25/34(2)	277	283
JPMorgan Chase Mortgage Trust
2014-5, B2 144A, 2.995%, 10/25/29(2)(3)	141	133
2016-1, M2 144A, 3.750%, 4/25/45(2)(3)	321	320
2016-2, M2 144A, 3.750%, 12/25/45(2)(3)	344	341
2017-3, 2A2 144A, 2.500%, 8/25/47(2)(3)	200	192
2017-5, A1 144A, 3.180%, 10/26/48(2)(3)	460	456
2017-4, A3 144A, 3.500%, 11/25/48(2)(3)	90	89
MASTR Alternative Loan Trust 2004-4, 6A1 5.500%, 4/25/34	67	69
Motel 6 Trust 2017-MTL6, A 144A, (1 month LIBOR + 0.920%) 2.839%, 8/15/34(2)(3)	665	666
New Residential Mortgage Loan Trust 2014-1A, A 144A, 3.750%, 1/25/54(2)(3)	124	125
2016-3A, A1 144A, 3.750%, 9/25/56(2)(3)	169	169
2016-4A, B1A 144A, 4.500%, 11/25/56(2)(3)	603	620

	PAR VALUE	VALUE
Non-Agency (continued)
2017-2A, A3 144A, 4.000%, 3/25/57(2)(3)	$178	$181
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A, 3.000%, 7/25/57(3)	374	371
One Market Plaza Trust 2017-1MKT, A 144A, 3.614%, 2/10/32(3)	355	356
Pretium Mortgage Credit Partners I LLC 2017-NPL5, A1 144A, 3.327%, 12/30/32(2)(3)	101	100
Progress Residential Trust 2017-SFR1, B 144A, 3.017%, 8/17/34(3)	150	145
RCO Mortgage LLC 2017-1, A1 144A, 3.375%, 8/25/22(3)	497	495
Resecuritization Pass-Through Trust 2005-8R, A5 6.000%, 10/25/34	50	50
Residential Asset Mortgage Products Trust 2004-SL4, A3 6.500%, 7/25/32	49	50
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	112	115
Structured Asset Securities Corp. Assistance Loan Trust 2003-AL1, A 144A, 3.357%, 4/25/31(3)	76	75
Towd Point Mortgage Trust 2015-1, A2 144A, 3.250%, 10/25/53(2)(3)	220	219
2015-6, M1 144A, 3.750%, 4/25/55(2)(3)	300	303
2015-5, A2 144A, 3.500%, 5/25/55(2)(3)	160	160
2017-1, M1 144A, 3.750%, 10/25/56(2)(3)	185	186
2017-6, A2 144A, 3.000%, 10/25/57(2)(3)	150	143
2015-2, 1M1 144A, 3.250%, 11/25/60(2)(3)	1,065	1,042

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Tricon American Homes Trust 2016-SFR1, C 144A, 3.487%, 11/17/33(3)	$635	$626
2017-SFR1, A 144A, 2.716%, 9/17/34(3)	105	102
Vericrest Opportunity Loan Trust LX LLC 2017-NPL7, A1 144A, 3.250%, 6/25/47(3)	162	161
Vericrest Opportunity Loan Trust LXIII LLC 2017-NP10, A1 144A, 3.000%, 10/25/47(3)	81	80
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A, 3.375%, 10/25/47(3)	673	670
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	185	182

		15,483
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $16,728)		16,558
ASSET-BACKED SECURITIES—3.2%
Automobiles—1.6%
ACC Trust 2018-1, B 144A, 4.820%, 5/20/21(3)	255	255
Capital Auto Receivables Asset Trust 2017-1, D 144A, 3.150%, 2/20/25(3)	380	376
CarNow Auto Receivables Trust 2016-1A, D 144A, 7.340%, 11/15/21(3)	175	177
Chrysler Capital Auto Receivables Trust 2016-BA, D 144A, 3.510%, 9/15/23(3)	385	381
Drive Auto Receivables Trust 2017-2, C 2.750%, 9/15/23	450	449

	PAR VALUE	VALUE
Automobiles (continued)
Exeter Automobile Receivables Trust 2015-2A, C 144A, 3.900%, 3/15/21(3)	$185	$187
2016-3A, B 144A, 2.840%, 8/16/21(3)	440	440
Flagship Credit Auto Trust 2015-1, D 144A, 5.260%, 7/15/21(3)	415	424
2014-1, E 144A, 5.710%, 8/16/21(3)	150	151
GLS Auto Receivables Trust 2017-1A, B 144A, 2.980%, 12/15/21(3)	455	452
2017-1A, C 144A, 3.500%, 7/15/22(3)	455	450

		3,742

Other—1.6%
Aqua Finance Trust 2017-A, A 144A, 3.720%, 11/15/35(3)	395	388
CLUB Credit Trust 2017-P1, B 144A, 3.560%, 9/15/23(3)	305	304
Conn’s Receivables Funding LLC 2017-B, B 144A, 4.520%, 11/15/20(3)	380	383
DB Master Finance LLC 2017-1A, A2I 144A, 3.629%, 11/20/47(3)	378	371
Drug Royalty III LP 1 2016-1A, A 144A, 3.979%, 4/15/27(3)	289	287
HOA Funding LLC 2014-1A, A2 144A, 4.846%, 8/20/44(3)	416	408
Mariner Finance Issuance Trust 2017-AA, A 144A, 3.620%, 2/20/29(3)	260	261
Oportun Funding VIII LLC 2018-A, A 144A, 3.610%, 3/8/24(3)	315	314
Prosper Marketplace Issuance Trust 2018-1A, A 144A, 3.110%, 6/17/24(3)	307	307

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Other (continued)
TGIF Funding LLC 2017-1A, A2 144A, 6.202%, 4/30/47(3)	$441	$446
Upstart Securitization Trust 2018-1, B 144A, 3.887%, 8/20/25(3)	260	260
VSE VOI Mortgage LLC 2016-A, A 144A, 2.540%, 7/20/33(3)	257	253

		3,982
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $7,740)		7,724
CORPORATE BONDS AND NOTES—25.6%
Consumer Discretionary—3.3%
American Axle & Manufacturing, Inc. 6.250%, 3/15/26	15	14
Beazer Homes USA, Inc. 6.750%, 3/15/25	210	204
5.875%, 10/15/27	155	137
Caesars Resort Collection LLC 144A, 5.250%, 10/15/25(3)	175	168
Cequel Communications Holdings I LLC 144A, 7.500%, 4/1/28(3)	255	255
Charter Communications Operating LLC 4.908%, 7/23/25(15)	385	391
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	320	319
CSC Holdings LLC 5.250%, 6/1/24	335	317
Discovery Communications LLC 3.950%, 3/20/28	365	345
DISH DBS Corp. 7.750%, 7/1/26	190	164
Dollar Tree, Inc. 4.000%, 5/15/25	185	184
Downstream Development Authority of The Quapaw Tribe of Oklahoma 144A, 10.500%, 2/15/23(3)	110	111

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Gateway Casinos & Entertainment Ltd. 144A, 8.250%, 3/1/24(3)	$265	$280
GLP Capital LP 5.250%, 6/1/25	225	225
Graham Holdings Co. 144A, 5.750%, 6/1/26(3)	175	176
Hilton Domestic Operating Co., Inc. 144A, 5.125%, 5/1/26(3)	275	268
iHeartCommunications, Inc. 9.000%, 12/15/19(7)	115	90
L Brands, Inc. 6.875%, 11/1/35	200	182
Lear Corp. 3.800%, 9/15/27	400	381
Lennar Corp. 144A, 4.750%, 11/29/27(3)	275	256
Live Nation Entertainment, Inc. 144A, 5.625%, 3/15/26(3)	200	199
M/I Homes, Inc. 5.625%, 8/1/25	255	242
McGraw-Hill Global Education Holdings LLC 144A, 7.875%, 5/15/24(3)	260	243
MDC Holdings, Inc. 5.500%, 1/15/24	125	127
Meredith Corp. 144A, 6.875%, 2/1/26(3)	185	187
Neiman Marcus Group Ltd. 144A, 8.000%, 10/15/21(3)	165	118
QVC, Inc. 5.125%, 7/2/22(15)	365	377
Scientific Games International, Inc. 6.625%, 5/15/21	320	326
144A, 5.000%, 10/15/25(3)	190	183
Viking Cruises Ltd. 144A, 5.875%, 9/15/27(3)	315	295
Vista Outdoor, Inc. 5.875%, 10/1/23	315	296
Weekley Homes LLC 144A, 6.625%, 8/15/25(3)	325	310
William Lyon Homes, Inc. 144A, 6.000%, 9/1/23(3)	345	345

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Wyndham Worldwide Corp. 4.500%, 4/1/27	$265	$261

		7,976

Consumer Staples—0.9%
Albertsons’s Cos LLC 5.750%, 3/15/25	85	75
Bacardi Ltd. 144A, 4.700%, 5/15/28(3)	310	308
BAT Capital Corp. 144A, 3.557%, 8/15/27(3)	178	168
CVS Health Corp. 4.300%, 3/25/28	370	367
ESAL GmbH 144A, 6.250%, 2/5/23(3)	430	410
Kronos Acquisition Holdings, Inc. 144A, 9.000%, 8/15/23(3)	140	128
Safeway, Inc. 7.250%, 2/1/31	220	192
Sigma Finance Netherlands BV 144A, 4.875%, 3/27/28(3)	295	280
Tops Holding LLC 144A, 8.000%, 6/15/22(3)(7)	245	131

		2,059

Energy—6.0%
Alliance Resource Operating Partners LP 144A, 7.500%, 5/1/25(3)(15)	308	325
Alta Mesa Holdings LP 7.875%, 12/15/24	210	221
American Midstream Partners LP 144A, 8.500%, 12/15/21(3)	195	190
Anadarko Finance Co. Series B 7.500%, 5/1/31	165	207
Bristow Group, Inc. 144A, 8.750%, 3/1/23(3)	115	113
Callon Petroleum Co. 6.125%, 10/1/24	278	280

	PAR VALUE	VALUE
Energy (continued)
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	$360	$397
Chesapeake Energy Corp. 8.000%, 6/15/27	320	318
Continental Resources, Inc. 4.500%, 4/15/23	185	188
Denbury Resources, Inc. 144A, 9.250%, 3/31/22(3)	69	73
Ecopetrol S.A. 5.375%, 6/26/26(15)	410	420
Encana Corp. 8.125%, 9/15/30(15)	220	287
Energy Transfer Equity LP 5.875%, 1/15/24	400	415
Energy Transfer Partners LP 5.000%, 10/1/22	120	124
EP Energy LLC 6.375%, 6/15/23	95	60
144A, 9.375%, 5/1/24(3)	105	83
144A, 8.000%, 11/29/24(3)	235	233
Geopark Ltd. 144A, 6.500%, 9/21/24(3)	380	368
HollyFrontier Corp. 5.875%, 4/1/26(15)	415	446
Jagged Peak Energy LLC 144A, 5.875%, 5/1/26(3)	310	306
KazMunayGas National Co. JSC 144A, 4.750%, 4/19/27(3)	425	420
Kinder Morgan, Inc. 7.750%, 1/15/32(15)	500	619
Lukoil International Finance BV 144A, 4.563%, 4/24/23(3)	225	224
MPLX LP 4.000%, 3/15/28	156	151
Nabors Industries, Inc. 5.500%, 1/15/23	240	235
Odebrecht Offshore Drilling Finance Ltd. PIK Interest Capitalization, 6.72% interest 1.00% capitalization 144A, 7.720%, 12/1/26(3)(16)	163	47

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Odebrecht Oil & Gas Finance Ltd. 144A, 0.000%(3)(17)	$26	$1
Parker Drilling Co. 7.500%, 8/1/20	440	410
Petrobras Global Finance BV
144A, 5.299%, 1/27/25(3)	225	211
7.375%, 1/17/27	860	873
Petroleos de Venezuela S.A. 144A, 6.000%, 5/16/24(3)(7)	665	150
Petroleos Mexicanos 4.875%, 1/24/22(15)	330	332
6.500%, 3/13/27	945	961
6.500%, 6/2/41(15)	330	308
Range Resources Corp. 4.875%, 5/15/25	395	371
Rosneft Oil Co. 144A, 4.199%, 3/6/22(3)(6)	440	429
RSP Permian, Inc. 5.250%, 1/15/25	340	349
Sanchez Energy Corp. 144A, 7.250%, 2/15/23(3)	105	103
SESI LLC 7.750%, 9/15/24	280	291
Seven Generations Energy Ltd. 144A, 5.375%, 9/30/25(3)	335	323
Southern Gas Corridor CJSC 144A, 6.875%, 3/24/26(3)	500	543
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	345	367
Sunoco LP 144A, 5.500%, 2/15/26(3)	105	99
144A, 5.875%, 3/15/28(3)	90	85
Targa Resources Partners LP 144A, 5.875%, 4/15/26(3)	285	286
Transocean, Inc. 144A, 9.000%, 7/15/23(3)	170	183
6.800%, 3/15/38	130	110

	PAR VALUE		VALUE
Energy (continued)
Ultra Resources, Inc. 144A, 6.875%, 4/15/22(3)	$17		$11
144A, 7.125%, 4/15/25(3)	85		53
USA Compression Partners LP 144A, 6.875%, 4/1/26(3)	255		263
Vine Oil & Gas LP 144A, 8.750%, 4/15/23(3)	270		250
Weatherford International Ltd. 9.875%, 2/15/24	115		113
YPF S.A. 144A, 8.750%, 4/4/24(3)	75		77
144A, 6.950%, 7/21/27(3)	385		357

			14,659

Financials—5.3%
Acrisure LLC 144A, 7.000%, 11/15/25(3)	370		345
AerCap Ireland Capital DAC 3.650%, 7/21/27	380		350
Allstate Corp. (The) Series B 5.750%, 8/15/53(5)(15)	394		407
Ares Capital Corp. 3.500%, 2/10/23	155		148
Athene Holding Ltd. 4.125%, 1/12/28(15)	375		353
Australia & New Zealand Banking Group Ltd. 144A, 4.400%, 5/19/26(3)(15)	400		396
Aviation Capital Group LLC 144A, 3.500%, 11/1/27(3)	305		284
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A, 6.500%, 3/10/21(3)(15)	350		363
144A, 5.125%, 1/18/33(3)	360		324
Banco de Bogota S.A. 144A, 6.250%, 5/12/26(3)(15)	505		515
Bancolombia S.A. 5.125%, 9/11/22	360		363
Bank of Montreal 3.803%, 12/15/32	80		75
Bonos del Banco Central de Chile 4.500%, 6/1/20	100,000	CLP	166
Brighthouse Financial, Inc. 3.700%, 6/22/27	425		385

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
BrightSphere Investment Group plc 4.800%, 7/27/26(15)	$315	$312
Capital One Financial Corp. 3.750%, 7/28/26(15)	460	430
Compass Bank 3.875%, 4/10/25(15)	425	413
Drawbridge Special Opportunities Fund LP 144A, 5.000%, 8/1/21(3)(15)	350	350
Fairfax Financial Holdings Ltd. 144A, 4.850%, 4/17/28(3)	360	357
FS Investment Corp. 4.750%, 5/15/22(15)	310	310
Goldman Sachs Group, Inc. (The), (3 month LIBOR + 1.170%) 3.491%, 5/15/26(2)	315	313
GrupoSura Finance S.A. 144A, 5.500%, 4/29/26(3)(15)	475	489
Guanay Finance Ltd. 144A, 6.000%, 12/15/20(3)	305	307
ICAHN Enterprises LP 6.375%, 12/15/25	390	389
Jefferies Financial Group, Inc. 5.500%, 10/18/23	220	229
Jefferies Group LLC 4.850%, 1/15/27	50	49
Kazakhstan Temir Zholy Finance BV 144A, 6.950%, 7/10/42(3)(15)	335	361
Kazakhstan Temir Zholy National Co. JSC 144A, 4.850%, 11/17/27(3)(15)	870	849
Lincoln National Corp., (3 month LIBOR + 2.040%) 4.399%, 4/20/67(2)(5)(15)	130	123
Navient Corp. 6.750%, 6/25/25	205	209
Prudential Financial, Inc. 5.875%, 9/15/42(15)	275	292

	PAR VALUE	VALUE
Financials (continued)
Santander Holdings USA, Inc. 4.400%, 7/13/27	$375	$361
Springleaf Finance Corp.
6.875%, 3/15/25	125	124
7.125%, 3/15/26	105	105
Synchrony Financial 3.950%, 12/1/27	335	311
Teachers Insurance & Annuity Association of America 144A, 4.375%, 9/15/54(3)(15)	160	159
Turkiye Vakiflar Bankasi TAO 144A, 5.625%, 5/30/22(3)	305	281
Voya Financial, Inc. 5.650%, 5/15/53(15)	285	288
Wells Fargo & Co. Series S 5.900%(17)	900	902

		12,787

Health Care—1.8%
Anthem, Inc. 3.650%, 12/1/27	99	94
Avantor, Inc. 144A, 6.000%, 10/1/24(3)	150	149
144A, 9.000%, 10/1/25(3)	185	191
Becton Dickinson & Co. 3.700%, 6/6/27	400	380
Centene Escrow I Corp. 144A, 5.375%, 6/1/26(3)	90	91
Concordia International Corp. 144A, 9.000%, 4/1/22(3)	120	109
DJO Finco, Inc. 144A, 8.125%, 6/15/21(3)	130	131
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A, 7.625%, 5/15/22(3)(12)	170	172
Endo Dac 144A, 6.000%, 7/15/23(3)(15)	320	236
Envision Healthcare Corp. 144A, 6.250%, 12/1/24(3)	95	100
HCA, Inc. 5.375%, 2/1/25	205	201
MPH Acquisition Holdings LLC 144A, 7.125%, 6/1/24(3)	120	125

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Mylan NV 3.950%, 6/15/26	$335	$319
Ortho-Clinical Diagnostics, Inc. 144A, 6.625%, 5/15/22(3)	145	143
Polaris Intermediate Corp. PIK Interest Capitalization, 144A, 8.500%, 12/1/22(3)(12)	30	31
Surgery Center Holdings, Inc. 144A, 8.875%, 4/15/21(3)	245	251
144A, 6.750%, 7/1/25(3)	40	37
Tenet Healthcare Corp. 8.125%, 4/1/22	110	115
144A, 5.125%, 5/1/25(3)	165	160
144A, 7.000%, 8/1/25(3)	195	194
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/1/26	200	162
6.750%, 3/1/28	200	203
Valeant Pharmaceuticals International, Inc. 144A, 7.500%, 7/15/21(3)	70	71
144A, 5.625%, 12/1/21(3)	65	64
144A, 6.500%, 3/15/22(3)	30	31
144A, 7.000%, 3/15/24(3)	20	21
144A, 5.500%, 11/1/25(3)	125	123
144A, 9.000%, 12/15/25(3)	55	58
144A, 9.250%, 4/1/26(3)	90	94
144A, 8.500%, 1/31/27(3)	190	193
West Street Merger Sub, Inc. 144A, 6.375%, 9/1/25(3)	185	177

		4,426

Industrials—1.9%
Ashtead Capital, Inc. 144A, 4.375%, 8/15/27(3)	390	361
Bombardier, Inc. 144A, 6.125%, 1/15/23(3)	350	349
British Airways Pass-Through-Trust 2013-1, B 144A, 5.625%, 6/20/20(3)(15)	30	31

	PAR VALUE	VALUE
Industrials (continued)
CNH Industrial N.V. 4.500%, 8/15/23	$318	$323
3.850%, 11/15/27	200	190
DP World Ltd. 144A, 6.850%, 7/2/37(3)	310	367
Embraer Netherlands Finance BV 5.400%, 2/1/27	120	123
Hulk Finance Corp. 144A, 7.000%, 6/1/26(3)	280	272
JSL Europe S.A. 144A, 7.750%, 7/26/24(3)	375	367
Latam Finance Ltd. 144A, 6.875%, 4/11/24(3)	370	362
New Enterprise Stone & Lime Co., Inc. 144A, 10.125%, 4/1/22(3)	30	32
Oshkosh Corp. 4.600%, 5/15/28	413	412
Pitney Bowes, Inc. 4.375%, 5/15/22(2)	433	391
Standard Industries, Inc. 144A, 6.000%, 10/15/25(3)(15)	190	192
Titan Acquisition Ltd. 144A, 7.750%, 4/15/26(3)	180	171
TransDigm, Inc. 6.500%, 7/15/24	210	214
6.500%, 5/15/25	130	132
US Airways 2012-1 Class B Pass Through Trust 8.000%, 10/1/19	290	305

		4,594

Information Technology—1.0%
Broadcom Corp. 3.125%, 1/15/25	405	377
Citrix Systems, Inc. 4.500%, 12/1/27(15)	365	356
Dell International LLC 144A, 5.450%, 6/15/23(3)	55	58
144A, 8.100%, 7/15/36(3)	110	129
Everi Payments, Inc. 144A, 7.500%, 12/15/25(3)	85	86
Jabil, Inc. 3.950%, 1/12/28(15)	375	358

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
Rackspace Hosting, Inc. 144A, 8.625%, 11/15/24(3)	$115	$117
Radiate Holdco LLC 144A, 6.875%, 2/15/23(3)	50	47
144A, 6.625%, 2/15/25(3)	310	284
ViaSat, Inc. 144A, 5.625%, 9/15/25(3)	150	141
VMware, Inc. 3.900%, 8/21/27	257	240
Western Digital Corp. 4.750%, 2/15/26	275	271

		2,464

Materials—2.7%
AK Steel Corp. 7.500%, 7/15/23	60	63
Alpek SAB de C.V. 144A, 5.375%, 8/8/23(3)	400	404
Anglo American Capital plc 144A, 4.000%, 9/11/27(3)(15)	475	446
BHP Billiton Finance USA Ltd. 144A, 6.750%, 10/19/75(3)(5)(15)	400	435
BlueScope Steel Finance Ltd. 144A, 6.500%, 5/15/21(3)	234	241
CPG Merger Sub LLC 144A, 8.000%, 10/1/21(3)	265	271
Equate Petrochemical BV 144A, 4.250%, 11/3/26(3)	315	303
Fibria Overseas Finance Ltd. 4.000%, 1/14/25	421	393
FMG Resources August 2006 Pty Ltd. 144A, 5.125%, 3/15/23(3)	190	187
Hexion Inc. 6.625%, 4/15/20	200	189
INEOS Group Holdings S.A. 144A, 5.625%, 8/1/24(3)	300	301
James Hardie International Finance DAC 144A, 5.000%, 1/15/28(3)(15)	375	356
Kraton Polymers LLC 144A, 7.000%, 4/15/25(3)	190	196

	PAR VALUE	VALUE
Materials (continued)
LSB Industries, Inc. 144A, 9.625%, 5/1/23(3)	$165	$168
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(3)(15)	125	120
144A, 5.000%, 5/1/25(3)(15)	185	177
OCP SA 144A, 5.625%, 4/25/24(3)(15)	350	359
Platform Specialty Products Corp. 144A, 5.875%, 12/1/25(3)	315	303
PQ Corp. 144A, 5.750%, 12/15/25(3)	110	108
Rusal Capital DAC 144A, 5.125%, 2/2/22(3)(18)	315	153
Syngenta Finance N.V. 144A, 4.441%, 4/24/23(3)	200	200
144A, 4.892%, 4/24/25(3)	200	198
Teck Resources Ltd. 144A, 8.500%, 6/1/24(3)	75	83
Trident Merger Sub, Inc. 144A, 6.625%, 11/1/25(3)	190	187
United States Steel Corp. 6.250%, 3/15/26	285	282
Yamana Gold, Inc. 144A, 4.625%, 12/15/27(3)	395	382

		6,505

Real Estate—0.8%
EPR Properties 4.750%, 12/15/26	175	171
4.500%, 6/1/27	200	191
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	190	181
Hospitality Properties Trust 4.950%, 2/15/27	80	80
4.375%, 2/15/30	215	199
LifeStorage LP 3.875%, 12/15/27	150	143
MPT Operating Partnership LP 5.500%, 5/1/24	250	253
5.000%, 10/15/27	150	141
Physicians Realty LP 4.300%, 3/15/27	265	258
Select Income REIT 4.500%, 2/1/25(15)	345	337

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Real Estate (continued)
Welltower, Inc. 4.250%, 4/15/28	$90		$88

			2,042

Telecommunication Services—1.7%
Altice Luxembourg S.A. 144A, 7.625%, 2/15/25(3)	200		177
America Movil SAB de C.V. 6.450%, 12/5/22	2,000	MXN	91
AT&T, Inc. 5.250%, 3/1/37	50		51
4.800%, 6/15/44(15)	185		172
CenturyLink, Inc. Series Y 7.500%, 4/1/24	190		195
Cincinnati Bell, Inc. 144A, 7.000%, 7/15/24(3)	200		179
Consolidated Communications, Inc. 6.500%, 10/1/22	272		253
Digicel Group Ltd. 144A, 8.250%, 9/30/20(3)	300		227
Frontier Communications Corp.
8.500%, 4/15/20	115		118
7.125%, 1/15/23	155		113
7.625%, 4/15/24	190		129
144A, 8.500%, 4/1/26(3)	100		97
GTH Finance BV 144A, 7.250%, 4/26/23(3)	425		443
Level 3 Financing, Inc. 5.375%, 1/15/24	320		312
Sprint Corp. 7.875%, 9/15/23	100		105
7.625%, 3/1/26	110		113
Sprint Spectrum Co. LLC 144A, 5.152%, 3/20/28(3)	385		384
Telenet Finance Luxembourg Notes S.a.r.l. 144A, 5.500%, 3/1/28(3)	400		388
West Corp. 144A, 8.500%, 10/15/25(3)	115		107
Wind Tre SpA 144A, 5.000%, 1/20/26(3)	220		176

	PAR VALUE	VALUE
Telecommunication Services (continued)
Windstream Services LLC 144A, 6.375%, 8/1/23(3)	$195	$110
144A, 8.625%, 10/31/25(3)	170	160

		4,100

Utilities—0.2%
Eskom Holdings SOC Ltd. 144A, 7.125%, 2/11/25(3)	200	201
Ferrellgas Partners LP 8.625%, 6/15/20	50	48
TerraForm Power Operating LLC 144A, 5.000%, 1/31/28(3)	280	265
Texas Competitive Electric Holdings Co. 144A, 11.500%, 10/1/20(3)(7)(10)	125	—	(9)

		514
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $64,404)		62,126
LEVERAGED LOANS(2)—7.5%
Aerospace—0.2%
TransDigm, Inc. 2018, Tranche F, (1 month LIBOR + 2.500%) 4.476%, 6/9/23	381	380
2018, Tranche E, (3 month LIBOR + 2.500%) 0.000%, 5/30/25(11)	55	55

		435

Chemicals—0.2%
New Arclin U.S. Holding Corp. First Lien, (3 month LIBOR + 3.500%) 5.802%, 2/14/24	149	150
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 3.250%) 5.230%, 8/25/23	337	339

		489

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Consumer Durables—0.1%
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 5.990%, 9/29/24	$264	$268

Consumer Non-Durables—0.3%
American Greetings Corp., (1 month LIBOR + 4.500%) 6.479%, 4/6/24	190	191
Coty, Inc. Tranche B, (1 month LIBOR + 2.250%) 4.173%, 4/7/25	20	20
HLF Financing S.a.r.l. Senior Lien, (1 month LIBOR + 5.500%) 7.480%, 2/15/23	88	89
Isagenix International LLC, (3 month LIBOR + 5.750%) 0.000%, 4/25/25(11)	235	235
Parfums Holdings Co., Inc. First Lien, (3 month LIBOR + 4.750%) 7.052%, 6/30/24	149	150

		685

Energy—0.3%
California Resources Corp., (1 month LIBOR + 10.375%) 12.336%, 12/31/21	95	107
Chesapeake Energy Corp. Tranche A, (1 month LIBOR + 7.500%) 9.468%, 8/23/21	29	31
Delek US Holdings, Inc., (1 month LIBOR + 2.500%) 4.480%, 3/31/25	100	100
Medallion Midland Acquisition LLC, (1 month LIBOR + 3.250%) 5.230%, 10/30/24	204	201

	PAR VALUE	VALUE
Energy (continued)
Seadrill Operating LP, (3 month LIBOR + 6.000%) 8.302%, 2/21/21	$130	$113
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 5.850%, 9/27/24	220	220

		772

Financial—0.4%
Asurion LLC Tranche B-2, Second Lien, (1 month LIBOR + 6.000%) 7.980%, 8/4/25	356	364
Blackhawk Network Holdings, Inc., (3 month LIBOR + 3.000%) 0.000%, 5/23/25(11)	255	255
Ditech Holding Corp. Tranche B, (1 month LIBOR + 6.000%) 7.980%, 6/30/22	337	322
Genworth Holdings, Inc., (1 month LIBOR + 4.500%) 6.428%, 3/7/23	20	20

		961

Food and Drug—0.2%
Albertson’s LLC 2017-1, Tranche B-4, (1 month LIBOR + 2.750%) 4.730%, 8/25/21	353	349

Food/Tobacco—0.1%
Chobani LLC First Lien, (1 month LIBOR + 3.500%) 5.480%, 10/10/23	170	170
H-Food Holdings LLC, (3 month LIBOR + 3.000%) 4.961%, 5/23/25	40	40

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Food/Tobacco (continued)
JBS USA Lux S.A., (1 month LIBOR + 2.500%) 4.579%, 10/30/22	$69	$69

		279

Forest Prod/Containers—0.1%
Anchor Glass Container Corp. Second Lien, (1 month LIBOR + 7.750%) 9.668%, 12/7/24	129	114
Berlin Packaging LLC First Lien, (3 month LIBOR + 3.000%) 0.000%, 11/7/25(11)	125	125

		239

Gaming/Leisure—0.7%
Affinity Gaming, (1 month LIBOR + 3.250%) 5.230%, 7/1/23	292	294
Aristocrat Leisure Ltd. Tranche B-3, (1 month LIBOR + 1.750%) 0.000%, 10/19/24(11)	515	512
Everi Payments, Inc. Tranche B, (1 month LIBOR + 3.000%) 4.980%, 5/9/24	109	109
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.473%, 12/1/23	70	71
Playa Resorts Holding B.V.
Tranche B, (3 month LIBOR + 2.750%) 0.000%, 4/29/24(11)	65	65
(1 month LIBOR + 3.250%) 5.220%, 4/29/24	254	252
Scientific Games International, Inc. Tranche B-5, (1 month LIBOR + 2.750%) 0.000%, 8/14/24(11)	65	65

	PAR VALUE	VALUE
Gaming/Leisure (continued)
Seminole Indian Tribe of Florida 2018, Tranche B, (1 month LIBOR + 1.750%) 3.730%, 7/8/24	$229	$230
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 5.240%, 8/18/23	182	182

		1,780

Healthcare—0.1%
21st Century Oncology, Inc. Tranche B, (3 month LIBOR + 6.125%) 8.475%, 1/16/23	32	31
CHG Healthcare Services, Inc. 2017, First Lien, (3 month LIBOR + 3.000%) 0.000%, 6/7/23(11)	70	70
PharMerica Corp. Second Lien, (1 month LIBOR + 7.750%) 9.678%, 12/5/25	30	30
U.S. Renal Care, Inc. First Lien, (3 month LIBOR + 4.250%) 6.552%, 12/30/22	136	136
Valeant Pharmaceuticals International, Inc., (3 month LIBOR + 3.000%) 0.000%, 6/2/25(11)	40	40

		307

Housing—0.5%
84 Lumber Co. Tranche B-1, (1 month LIBOR + 5.250%) 7.210%, 10/25/23	289	292
American Builders & Contractors Supply Co., Inc. Tranche B-2, (3 month LIBOR + 2.000%) 0.000%, 10/31/23(11)	380	378

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Housing (continued)
Capital Automotive LP Tranche B, Second Lien, (1 month LIBOR + 6.000%) 7.990%, 3/24/25	$131	$133
CPG International LLC, (3 month LIBOR + 3.750%) 5.593%, 5/5/24	223	224
GGP, Inc. Tranche B, (3 month LIBOR + 2.500%) 0.000%, 5/7/25(11)	190	187

		1,214

Information Technology—0.9%
Applied Systems, Inc. Second Lien, (3 month LIBOR + 7.000%) 9.302%, 9/19/25	40	41
Intralinks, Inc. First Lien, (1 month LIBOR + 4.000%) 5.990%, 11/14/24	135	135
Kronos, Inc.
First Lien, (2 month + 3.000%) 5.207%, 11/1/23	375	377
Second Lien, (3 month LIBOR + 8.250%) 10.608%, 11/1/24	126	130
Presidio Holdings, Inc. Tranche B, (3 month LIBOR + 2.750%) 4.949%, 2/2/24	378	379
Renaissance Learning, Inc., (3 month LIBOR + 3.250%) 0.000%, 5/24/25(11)	380	380
SS&C Technologies Holdings, Inc.
Tranche B-3, (1 month LIBOR + 2.500%) 4.480%, 4/16/25	405	407

	PAR VALUE	VALUE
Information Technology (continued)
Tranche B-4, (1 month LIBOR + 2.500%) 4.480%, 4/16/25	$152	$152
Veritas US, Inc. Tranche B, (3 month LIBOR + 4.500%) 6.802%, 1/27/23	151	143

		2,144

Manufacturing—0.5%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.250%) 0.000%, 8/18/24(11)	248	249
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 6.358%, 8/17/22	492	307
Deliver Buyer, Inc. (MHS Holdings, Inc.), (3 month LIBOR + 5.000%) 0.000%, 5/1/24(11)	160	159
Filtration Group Corp., (3 month LIBOR + 3.000%) 5.302%, 3/29/25	275	276
U.S. Farathane LLC Tranche B-4, (3 month LIBOR + 3.500%) 5.802%, 12/23/21	99	99

		1,090

Media/Telecom – Cable/Wireless Video—0.2%
Altice US Finance I Corp. 2017 Refinancing, (3 month LIBOR + 2.250%) 0.000%, 7/28/25(11)	190	189
Telenet Financing USD LLC, (3 month LIBOR + 2.250%) 0.000%, 8/15/26(11)	190	190

		379

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Media/Telecom – Diversified Media—0.1%
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.480%, 2/28/25	$340	$338

Media/Telecom – Telecommunications—0.5%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 0.000%, 1/31/25(11)	420	414
Securus Technologies Holdings, Inc.
First Lien, (3 month LIBOR + 4.500%) 0.000%, 11/1/24(11)	374	375
Second Lien, (1 month LIBOR + 8.250%) 10.230%, 11/1/25	175	175
West Corp.
Tranche B-1, (1 month LIBOR + 3.500%) 5.480%, 10/10/24	115	114
Tranche B, (1 month LIBOR + 4.000%) 5.980%, 10/10/24	213	213

		1,291

Metals/Minerals—0.3%
Contura Energy, Inc., (1 month LIBOR + 5.000%) 6.990%, 3/18/24	220	220
Covia Holdings Corp., (3 month LIBOR + 3.750%) 0.000%, 4/9/25(11)	350	350
Graftech International Ltd., (1 month LIBOR + 3.500%) 5.423%, 2/12/25	250	251

		821

Retail—0.3%
BJ’s Wholesale Club, Inc. Second Lien, (1 month LIBOR + 7.500%) 9.423%, 2/3/25	194	196

	PAR VALUE	VALUE
Retail (continued)
Neiman Marcus Group Ltd. LLC, (1 month LIBOR + 3.250%) 5.173%, 10/25/20	$274	$242
Staples, Inc., (3 month LIBOR + 4.000%) 6.358%, 9/12/24	195	190

		628

Service—1.1%
Advantage Sales & Marketing, Inc.
Tranche B-2, First Lien, (1 month LIBOR + 3.250%) 5.230%, 7/23/21	194	184
Second Lien, (1 month LIBOR + 6.500%) 8.480%, 7/25/22	227	210
Hoya Midco LLC First Lien, (1 month LIBOR + 3.500%) 5.480%, 6/30/24	50	50
Laureate Education, Inc. 2024, (1 month LIBOR + 3.500%) 5.480%, 4/26/24	200	201
NAB Holdings LLC 2018 Refinancing, (3 month LIBOR + 3.000%) 5.302%, 7/1/24	384	384
One Call Corp. First Lien, (3 month LIBOR + 5.250%) 7.169%, 11/27/22	202	194
PI UK Holdco II Ltd., (3 month LIBOR + 3.500%) 0.000%, 1/3/25(11)	390	386
Red Ventures LLC First Lien, (1 month LIBOR + 4.000%) 5.980%, 11/8/24	433	439
Sedgwick Claims Management Services, Inc. Second Lien, (3 month LIBOR + 5.750%) 7.894%, 2/11/22	430	430

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE		VALUE
LEVERAGED LOANS(2) (continued)
Service (continued)
TKC Holdings, Inc. First Lien, (1 month LIBOR + 4.250%) 6.230%, 2/1/23	$188		$189

			2,667

Transportation – Automotive—0.1%
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.430%, 11/6/24	319		320

Utility—0.3%
APLP Holdings LP, (1 month LIBOR + 3.000%) 4.980%, 4/13/23	117		117
Talen Energy Supply LLC, (1 month LIBOR + 4.000%) 5.980%, 4/15/24	178		178
Vistra Operations Co. LLC
Tranche C, (1 month LIBOR + 2.500%) 4.480%, 8/4/23	32		32
(1 month LIBOR + 2.500%) 4.480%, 8/4/23	184		184
Tranche B3, (3 month LIBOR + 2.000%) 0.000%, 12/14/25(11)	95		95

			606
TOTAL LEVERAGED LOANS (Identified Cost $18,223)			18,062

	SHARES
PREFERRED STOCKS—1.3%
Financials—1.0%
Huntington Bancshares, Inc. Series E, 5.700%	335	(8)	332
JPMorgan Chase & Co. Series Z, 5.300%(15)	415	(8)	424
KeyCorp Series D, 5.000%	80	(8)	78
M&T Bank Corp. Series F, 5.125%(15)	375	(8)	370

	SHARES		VALUE
Financials (continued)
MetLife, Inc. Series D, 5.875%	173	(8)	$176
PNC Financial Services Group, Inc. (The) Series R, 4.850%(15)	305	(8)	302
PNC Financial Services Group, Inc. (The) Series S, 5.000%(15)	395	(8)	388
Zions Bancorp 6.950%	17,485		500

			2,570

Industrials—0.3%
General Electric Co. Series D, 5.000%(15)	657	(8)	649
TOTAL PREFERRED STOCKS (Identified Cost $3,249)			3,219
COMMON STOCKS—81.8%
Energy—13.6%
Antero Midstream GP LP	113,210		2,179
Cheniere Energy, Inc.(1)	56,335		3,753
Enbridge, Inc.	100,434		3,120
Frontera Energy Corp.(1)	837		25
Kinder Morgan, Inc.	276,956		4,620
ONEOK, Inc.	56,425		3,846
Pembina Pipeline Corp.	126,695		4,407
Targa Resources Corp.	42,310		2,058
TransCanada Corp.	127,643		5,339
Williams Cos., Inc. (The)	132,769		3,566

			32,913

Industrials—24.8%
Aena SME SA	46,264		8,886
Atlantia SpA	357,134		10,350
CSX Corp.	85,470		5,526
East Japan Railway Co.	34,820		3,442
Flughafen Zuerich AG Registered Shares	17,034		3,574
Norfolk Southern Corp.	24,810		3,762
Sydney Airport	776,515		4,275
Transurban Group	1,303,570		11,702
Union Pacific Corp.	33,530		4,787
Vinci SA	40,215		3,936

			60,240

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Real Estate—7.3%
American Tower Corp.	70,945	$9,817
Crown Castle International Corp.	75,580	7,871

		17,688

Telecommunication Services—1.3%
Cellnex Telecom SA	123,285	3,129

Utilities—34.8%
ALLETE, Inc.	28,180	2,165
American Electric Power Co., Inc.	88,810	6,035
American Water Works Co., Inc.	46,185	3,840
Aqua America, Inc.	62,775	2,178
Atmos Energy Corp.	44,405	3,961
CMS Energy Corp.	68,530	3,161
Dominion Energy, Inc.	79,208	5,084
DTE Energy Co.	43,190	4,424
Emera, Inc.	66,070	2,064
Enel SpA	420,730	2,313
Engie SA	146,325	2,315
Fortis, Inc.	101,750	3,251
Great Plains Energy, Inc.	116,640	3,959
Iberdrola SA	312,493	2,218
NextEra Energy, Inc.	72,320	11,992
NiSource, Inc.	114,235	2,890
ONE Gas, Inc.	26,910	2,020
Orsted A/S	50,870	3,048
Public Service Enterprise Group, Inc.	76,730	4,065
Sempra Energy	62,995	6,711
Spire, Inc.	29,065	2,071
Xcel Energy, Inc.	105,645	4,809

		84,574
TOTAL COMMON STOCKS (Identified Cost $188,644)		198,544
EXCHANGE-TRADED FUND—0.5%
PowerShares Senior Loan Portfolio ETF(14)	55,113	1,267
TOTAL EXCHANGE-TRADED FUND (Identified Cost $1,273)		1,267

	SHARES	VALUE
RIGHTS—0.0%
Vistra Energy Corp.(18)	2,084	$1
TOTAL RIGHTS (Identified Cost $2)		1
TOTAL LONG-TERM INVESTMENTS—133.1%
(Identified Cost $317,484)		323,191	(13)
SHORT-TERM INVESTMENTS—4.0%
Purchased Options—0.1%
(See the open purchased options table on page 29 for the detailed information)
Total Purchased Options
(Premium Paid $457)		242
Money Market Mutual Fund—3.9%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.640%)(14)	9,524,046	9,524
Total Money Market Mutual Fund (Identified Cost $9,524)		9,524
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $9,981)		9,766
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—137.1%
(Identified Cost $327,465)		332,957
WRITTEN OPTIONS—(0.2%)
(See the open written options table on page 29 for the detailed information)
TOTAL WRITTEN OPTIONS—(0.2)%
(Premiums Received $984)		(608)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—136.9%
(Identified Cost $326,481)		332,349
Other assets and liabilities, net—(36.9)%		(89,629)

NET ASSETS—100.0%		$242,720

Abbreviations:

ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

FOOTNOTE LEGEND:

(1)	Non-income producing.
(2)	Variable rate security. Rate disclosed is as of May 31, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Security exempt from registration under Rule 144A, of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, these securities amounted to a value of $57,538 or 23.7% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(7)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(8)	Value shown as par value.
(9)	Amount is less than $500.
(10)	Security valued at fair value as determined by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(11)	This loan will settle after May 31, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(12)	100% of the income received was in cash.
(13)	All or a portion of the portfolio segregated as collateral for borrowings.
(14)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(15)	All or a portion of the security is segregated as collateral for written options.
(16)	87% of the income received was cash and 13% was PIK.
(17)	No contractual maturity date.
(18)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
NGN	Nigerian Naira
RUB	Russian Ruble
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

Open Purchased Options contracts as of May 31, 2018, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	131	$37,335	$2,850	6/1/18	$—
S&P 500® Index	405	116,438	2,875	6/4/18	—
S&P 500® Index	550	157,025	2,855	6/6/18	—
S&P 500® Index	132	37,620	2,850	6/8/18	1
S&P 500® Index	378	107,730	2,850	6/11/18	3
S&P 500® Index	470	135,360	2,880	6/13/18	—

					4

Put Options
S&P 500® Index	131	33,602	2,565	6/1/18	1
S&P 500® Index	405	104,490	2,580	6/4/18	12
S&P 500® Index	550	140,800	2,560	6/6/18	41
S&P 500® Index	132	34,122	2,585	6/8/18	27
S&P 500® Index	378	94,689	2,505	6/11/18	53
S&P 500® Index	470	119,380	2,540	6/13/18	104

					238

Total Purchased Options					$242

Open Written Options contracts as of May 31, 2018, were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	131	$7,728	$2,880	6/1/18	$— (2)
S&P 500® Index	405	113,805	2,810	6/4/18	—
S&P 500® Index	550	153,725	2,795	6/6/18	(6)
S&P 500® Index	132	36,960	2,800	6/8/18	(3)
S&P 500® Index	378	105,084	2,780	6/11/18	(26)
S&P 500® Index	470	132,070	2,810	6/13/18	(24)

					(59)

Put Options
S&P 500® Index	131	34,257	2,615	6/1/18	(2)
S&P 500® Index	405	107,123	2,645	6/4/18	(41)
S&P 500® Index	550	144,100	2,620	6/6/18	(96)
S&P 500® Index	132	34,782	2,635	6/8/18	(47)
S&P 500® Index	378	97,335	2,575	6/11/18	(84)
S&P 500® Index	470	122,670	2,610	6/13/18	(279)

					(549)

Total Written Options					$(608)

Footnote Legend:

(1)	Strike price not reported in thousands.

(2)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of May 31, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at May 31, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$7,724	$—	$7,724	$—
Corporate Bonds and Notes	62,126	—	61,973	153
Foreign Government Securities	14,882	—	14,882	—
Leveraged Loans	18,062	—	18,062	—
Mortgage-Backed Securities	16,558	—	16,558	—
U.S. Government Securities	808	—	808	—
Equity Securities:
Common Stocks	198,544	198,544	—	—
Preferred Stocks	3,219	500	2,719	—
Exchange-Traded Fund	1,267	1,267	—	—
Rights	1	—	—	1
Purchased Options	242	138	104	—
Money Market Mutual Fund	9,524	9,524	—	—

Total Investments before Written Options	$332,957	$209,973	$122,830	$154

Liabilities:
Written Options	$(608)	$(329)	$(279)	$—

Total Investments Net of Written Options	$332,349	$209,644	$122,551	$154

Securities held by the Fund with an end of period value of $19,419 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities. Security held by the Fund with an end of period value of $153 was transferred from Level 2 to Level 3 due to a decrease in trading activity.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimis; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended May 31, 2018.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

MAY 31, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $327,465)	$332,957
Cash	2,382
Receivables
Investment securities sold	467
Dividends and interest	1,785
Tax reclaims	194
Prepaid expenses	22
Prepaid Directors’ retainer	29

Total assets	337,836

Liabilities
Borrowings (Note 8)	89,250
Written options at value (Premiums received $984) (Note 3)	608
Foreign currency overdraft at value (Identified cost $1)	1
Payables
Investment securities purchased	4,835
Investment advisory fees	239
Administration and accounting fees	12
Professional fees	74
Interest expense on borrowings (Note 8)	25
Transfer agent fees and expenses	12
Other accrued expenses	60

Total liabilities	95,116

Net Assets	$242,720

Net Assets Consist of:
Common stock ($0.10 par value; 200,000,000 shares authorized)	$2,153
Capital paid in on shares of beneficial interest	262,624
Accumulated undistributed net investment income (loss)	(11,721)
Accumulated undistributed net realized gain (loss)	(16,198)
Net unrealized appreciation (depreciation) on investments	5,486
Net unrealized appreciation (depreciation) on written options	376

Net Assets	$242,720

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 21,527,388	$11.27

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF OPERATIONS (Unaudited)

SIX MONTHS ENDED MAY 31, 2018

($ reported in thousands)

Investment Income
Dividends	$3,904
Interest	3,428
Foreign taxes withheld	(283)

Total investment income	7,049

Expenses
Investment advisory fees	1,505
Administration and accounting fees	193
Professional fees	85
Printing fees and expenses	61
Directors’ fees and expenses	167
Transfer agent fees and expenses	31
Custodian fees	12
Miscellaneous	29

Total expenses before interest expense	2,083
Interest expense on borrowings (Note 8)	1,250

Total expenses after interest expense	3,333
Administration fee waiver	(115)

Net expenses	3,218

Net investment income (loss)	3,831

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(2,120)
Foreign currency transactions	1
Written options	(18,616)
Net change in unrealized appreciation (depreciation) on:
Investments	(17,723)
Foreign currency transactions	(7)
Written options	3,317

Net realized and unrealized gain (loss) on investments	(35,148)

Net increase (decrease) in net assets resulting from operations	$(31,317)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$3,831		$6,789
Net realized gain (loss)	(20,735)		29,976
Net change in unrealized appreciation (depreciation)	(14,413)		9,385

Increase (decrease) in net assets resulting from operations	(31,317)		46,150

From Dividends and Distributions to Shareholders
Net investment income	(15,543	)(1)	(6,385)
Net realized gains	—		(13,552)

Dividends and distributions to shareholders	(15,543)		(19,937)

From Capital Share Transactions
Plan of reorganization (Note 13)	—		205,317 (2)
Payments for tendered shares (Note 10)	—		(68,458)

Increase (decrease) in net assets from capital share transactions	—		136,859

Net increase (decrease) in net assets	(46,860)		163,072

Net Assets
Beginning of period	289,580		126,508

End of period	$242,720		$289,580

Accumulated undistributed net investment income (loss) at end of period	$(11,721)		$(9)

Supplemental—Other Information
Capital share transactions were as follows:
Common shares outstanding at beginning of period	21,527,389		27,466,109
Common shares redeemed	(1)		—
Common shares issued from plan of reorganization (Note 13)	—		6,180,744
Common shares tendered (Note 10)	—		(12,119,464)

Common shares outstanding at end of period	21,527,388		21,527,389

(1)	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of May 31, 2018, we estimate that 15.1% of distributions will represent net investment income, 11.0% will represent long-term capital gains and 73.9% will represent return of capital. Also refer to inside front cover for information on the Managed Distribution Plan. See Notes to Financial Statements.
(2)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, DCA, for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. See Note 13 Plan of Reorganization in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED MAY 31, 2018

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(31,317)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	142,060
(Increase) Decrease in investment securities sold receivable	1,086
Purchases of long-term investments	(91,599)
Increase (Decrease) in investment securities purchased payable	(690)
Net (purchases) or sales of short-term securities	(4,627)
Net (purchases) or sales in purchased options	(2,923)
Net purchases or (sales) in written options	(18,816)
Net change in unrealized (appreciation)/depreciation on investments	14,406
Net realized (gains)/loss on investments	20,736
Return of capital distributions on investments	127
Amortization of premium and accretion of discounts on investments	90
Proceeds from litigation settlements	38
(Increase) Decrease in deposits with options broker	3,524
(Increase) Decrease in segregated cash	144
(Increase) Decrease in tax reclaims receivable	(79)
(Increase) Decrease in dividends and interest receivable	489
(Increase) Decrease in prepaid expenses	(22)
(Increase) Decrease in prepaid Directors’ retainer	(5)
Increase (Decrease) in interest expense on borrowings	19
Increase (Decrease) in affiliated expenses payable	(38)
Increase (Decrease) in non-affiliated expenses payable	(9)

Cash provided by (used for) operating activities	32,594

Cash provided by (used for) financing activities:
Cash payments to reduce borrowings	(15,750)
Cash distributions paid to shareholders	(15,543)

Cash provided by (used for) financing activities	(31,293)

Net increase (decrease) in cash	1,301

Cash:
Cash and foreign currency at beginning of period	1,080

Cash and foreign currency at end of period	$2,381

Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$1,231

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017(8)		Year Ended November 30, 2016(8)	Fiscal Period Ended(7) November 30, 2015(8)		Year Ended December 31, 2014(8)
PER SHARE DATA:
Net asset value, beginning of period	$13.45		$11.78		$11.76	$12.99		$12.37

Income from investment operations:
Net investment income (loss)(1)	0.18		0.29		0.41	0.46		0.82
Net realized and unrealized gain (loss)	(1.64)		2.25		0.63	(0.67)		0.72

Total from investment operations	(1.46)		2.54		1.04	(0.21)		1.54

Dividends and Distributions to Shareholders:
Net investment income	(0.72)		(0.34)		(1.02)	(1.02)		(0.92)
Net realized gains	—		(0.58)		—	—		—

Total dividends and distributions to shareholders	(0.72)		(0.92)		(1.02)	(1.02)		(0.92)

Fund Share Transactions (Note 10)
Anti-dilutive impact of tender offers	—		0.05		—	—		—

Net asset value, end of period	$11.27		$13.45		$11.78	$11.76		$12.99

Market value, end of period(2)	$10.95		$12.82		$11.17	$9.87		$11.55

Total return, net asset value(3)	(10.98	)%(6)	26.37	%(10)	10.09%	(0.92	)%(5)	13.59%
Total return, market value(3)	(9.19	)%(6)	27.06%		24.37%	(6.56	)%(5)	21.98%

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	2.59	%(6)	2.62	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of net expenses to average net assets(4)	2.50	%(6)	2.55	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of net investment income (loss) to average net assets	2.97	%(6)	2.86	%(9)	3.44%	3.90	%(6)	6.31%
Portfolio turnover rate	26	%(5)	61%		60%	32	%(5)	33%
Net assets, end of period (000’s)	$242,720		$289,580		$126,508	$126,454		$139,630
Borrowings, end of period (000’s)	$89,250		$105,000		$47,000	$43,500		$50,500
Asset coverage, per $1,000 principal amount of borrowings(11)	$3,720		$3,758		$3,692	$3,907		$3,765

(1)	Calculated based on average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31
	2013(8)	2012(8)
PER SHARE DATA:
Net asset value, beginning of period	$11.32	$10.38

Income from investment operations:
Net investment income (loss)(1)	0.51	0.48
Net realized and unrealized gain (loss)	1.08	1.05

Total from investment operations	1.59	1.53

Dividends and Distributions to Shareholders:
Net investment income	(0.54)	(0.59)

Total dividends and distributions to shareholders	(0.54)	(0.59)

Net asset value, end of period	$12.37	$11.32

Market value, end of period(2)	$10.25	$9.89

Total return, net asset value(3)	15.02%	16.05%
Total return, market value(3)	9.08%	17.60%

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	2.01%	1.99%
Ratio of net expenses to average net assets(4)	2.01%	1.99%
Ratio of net investment income (loss) to average net assets	4.42%	4.51%
Portfolio turnover rate	42%	43%
Net assets, end of period (000’s)	$132,857	$121,681
Borrowings, end of period (000’s)	$50,500	$42,500
Asset coverage, per $1,000 principal amount of borrowings(11)	$3,631	$3,863

(4)	Ratio of total expenses, before interest expense on the line of credit, was 1.62% for the six months ended May 31, 2018, 1.92% for the year ended November 30, 2017, and 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58%, 1.62%, and 1.61%, for the years ending December 31, 2014, 2013, and 2012, respectively.
(5)	Not Annualized.
(6)	Annualized.
(7)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(8)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, Virtus Total Return Fund (DCA), for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.391206. See Note 13 Plan of Reorganization in the Notes to Financial Statements.
(9)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers and earnings credits to average net assets would be 2.41%, the ratio of net expenses to average net assets would be 2.34% and the ratio of net investment income (loss) to average net assets would be 3.07%.
(10)	Total return, net asset value, for the report period presented in the Financial Highlights differs from the Message to Shareholders. The total return presented in the Message to Shareholders is calculated based on the NAV calculated on the first business day and last business day of the period reported. The total return presented within the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.
(11)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

MAY 31, 2018

Note 1. Organization

Virtus Total Return Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors of the Fund (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded with the character of the distributions as designated by the underlying funds.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from the REIT investments based on historical information and other industry sources. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of May 31, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a quarterly distribution of $0.361 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

E.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). Delayed delivery enables the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

G.	Leveraged Loans

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged Loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies of each specific type of derivative instrument used by the Fund.

A.	Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options at value.” Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options.”

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss from written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money.”

The Fund invested in derivative instruments during the period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of May 31, 2018:

Assets: Purchased options at value	$242 (1)
Liabilities: Written options at value	(608)

Net asset (liability) balance	$(366)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of May 31, 2018:

Net realized gain (loss) on purchased options	$(2,993	)(2)
Net realized gain (loss) on written options	(18,616)
Net change in unrealized appreciation (depreciation) on purchased options	(176	)(3)
Net change in unrealized appreciation (depreciation) on written options	3,317

Total realized and unrealized gain (loss) on purchased and written options	$(18,468)

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

For the six months (the “period”) ended May 31, 2018, the average daily premiums paid by the Fund for purchased options was $483 and the average daily premiums received by the Fund from written options was $991.

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 0.85% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

B.	Subadvisers

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, and Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio and the options overlay strategy. The subadvisers are responsible for the day-to-day portfolio management of the Fund for which they are paid a fee by the Adviser.

C.	Administrator Services

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator a monthly asset-based fee of 0.10% per annum calculated on the Fund’s average daily Managed Assets.

On December 1, 2016, the Board of the Fund approved an amendment to the Administration Agreement, pursuant to which the fee paid by the Fund increased effective December 2, 2016. For the period ended May 31, 2018, the Fund incurred administration fees totaling $177 which are included in the Statement of Operations within the line item “Administration and accounting fees.” In addition, the Board approved a new Sub-Administration and Accounting Services Agreement, whereby the Fund will pay a monthly asset-based fee calculated on the Fund’s average daily Managed Assets. Previously, the sub-administration fee was paid directly by VFS.

However, also on December 1, 2016, VFS contractually committed, for a period of two years beginning on December 2, 2016, to waive receipt of a portion of the administration fee necessary to offset the increase in the administration fee that would have otherwise been effective on December 2, 2016. For the period ended May 31, 2018, the Fund waived administration fees totaling $115 as reported in the Statement of Operations or 0.065% of average daily Managed Assets.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

D.	Directors Fee

For the period ended May 31, 2018, the Fund incurred Directors’ fees totaling $141, which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended May 31, 2018, were as follows:

Purchases	Sales
$80,520	$125,302

Purchases and sales of long-term U.S. Government and agency securities during the period ended May 31, 2018, were as follows:

Purchases	Sales
$11,079	$16,758

Note 6. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The Fund held securities considered to be illiquid at May 31, 2018, with an aggregate value of $1 representing 0.0% of the Fund’s net assets.

At May 31, 2018, the Fund did not hold any securities that were restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 8. Borrowings

($ reported in thousands)

On December 15, 2017, the Fund renewed its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $105,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid and accrued for the period ended May 31, 2018, was $30 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board. The Agreement can also be converted to a 179 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the period ended May 31, 2018, the average daily borrowings under the Agreement and the weighted daily average interest rate were $97,719 and 2.503%, respectively. At May 31, 2018, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$89,250	2.840%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

Note 10. Capital Stock and Reinvestment Plan; Reinvestment Program; Dividend Distributions; Tender Offers

At May 31, 2018, the Fund had one class of common stock, par value $0.10 per share, of which 200,000,000 shares are authorized and 21,527,388 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2018 and November 30, 2017, there were no shares issued pursuant to the Plan.

Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. Since the inception of the program through the period ended May 31, 2018, the Fund has repurchased 12.9% of its shares outstanding.

On February 15, 2017, DCA announced the commencement of a 40% tender offer (10,986,443.69 shares) at a price equal to 99% of the DCA’s net asset value per share on the expiration date of the offer. The tender offer expired on March 15, 2017, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $4.8708 per share, which represented a price equal to 99 percent of the net asset value per share as of the close of trading on the NYSE on March 15, 2017. As a result of the tender offer, $53,513 (reported in thousands) was distributed to shareholders and there was an accretion of $0.04 to the net asset value per share of all the outstanding shares after the close of the tender offer.

On May 26, 2017, the Fund announced the commencement of a 5% tender offer (1,133,020.45 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on June 23, 2017, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $13.1908 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on June 23, 2017. As a result of the tender offer, $14,495 (reported in thousands) was distributed to shareholders and there was an accretion of $0.01 to the NAV per share of all the outstanding shares after the close of the tender offer.

On July 19, 2018, the Fund paid the quarterly distribution of $0.361 per share to shareholders of record on July 12, 2018. The distribution had an ex-dividend date of July 11, 2018.

Note 11. Regulatory Matters and Litigation

From time to time, the Adviser, DPIM, Newfleet and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the Securities and Exchange Commission, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

Note 12. Federal Income Tax Information

($ reported in thousands)

At May 31, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$327,578	$18,337	$(12,958)	$5,379
Written options	(984)	445	(69)	376

Note 13. Plan of Reorganization

($ reported in thousands)

On March 7, 2017, the shareholders of Virtus Total Return Fund (the “Merged Fund”) and the shareholders of the Fund approved an Agreement and Plan of Reorganization (“Plan”). Pursuant to the Plan, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Merged Fund in exchange for an equal aggregate value of the Fund’s shares. The Fund is the legal surviving entity, while the Merged Fund is the accounting survivor for purposes of financial and performance history of the Fund.

Each shareholder of the Merged Fund received shares of the Fund equal to the net asset value of their Merged Fund shares, as determined at the close of business on March 31, 2017. The reorganization was accomplished by a tax-free exchange of shares and was effective on April 3, 2017. The share transactions associated with the reorganization are as follows:

Merged Fund Shares Outstanding	Shares Converted to the Fund	Merged Fund Total Net Assets	Conversion Ratio
16,479,666	6,446,947	$81,640	0.391206

The net assets and composition of net assets for the Fund on March 31, 2017, were as follows:

The Fund’s Net Assets	Common Stock ($0.10 par value 200,000,000 shares authorized)	Capital paid in on shares of beneficial interest	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
$205,317	$1,621	$201,829	$(10,044)	$7,943	$3,968

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately after the acquisition amounted to $286,957.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

Assuming the acquisition had been completed on December 1, 2016, the beginning of the annual reporting period of the Fund, the pro forma results of operations for the period ended November 30, 2017, would have been as follows:

Net investment income (loss)	$7,687	(a)
Net realized and unrealized gain (loss) on investments	$55,755	(b)

Net increase (decrease) in assets from operations	$63,442

(a)	$6,789, as reported in the Statement of Operations, plus $898 Net Investment Income from the Fund pre-reorganization.
(b)	$39,361, as reported in the Statement of Operations, plus $16,394 Net Realized and Unrealized Gain (Loss) on Investments from the Fund pre-reorganization.

Because the Fund and the Merged Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the income/(losses) and gains/(losses) of the Merged Fund that have been included in the Fund’s Statement of Operations since March 31, 2017.

Note 14. Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION (Unaudited)

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Virtus Total Return Fund Inc. was held on May 22, 2018. The meeting was held for purposes of electing two (2) nominees to the Board of Directors for a three-year term, or until a successor has been duly elected and qualified.

The results were as follows:

Election of Directors	Votes For	Votes Withheld
James M. Oates	16,900,659	865,140
James B. Rogers, Jr.	15,329,922	2,435,877

Based on the foregoing James M. Oates and James B. Rogers, Jr. were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, Philip R. McLoughlin, William R. Moyer, R. Keith Walton, and Brian T. Zino.

VIRTUS TOTAL RETURN FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington, DC 20006

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8524	07-18

Item 2.	Code of Ethics.

Response not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 2017	0	$0.00	0	1,473,841
January 2018	0	$0.00	0	1,473,841
February 2018	0	$0.00	0	1,473,841
March 2018	0	$0.00	0	1,473,841
April 2018	0	$0.00	0	1,473,841
May 2018	0	$0.00	0	1,473,841

Total	0	$0.00	0	1,473,841

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 4,392,838
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid for the period ended May 31, 2018 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Total Return Fund Inc.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 8/08/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 8/08/2018

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 8/08/2018

*	Print the name and title of each signing officer under his or her signature.